Exhibit 99.2

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Genesis Technoloy Group, inc. (the "Company") on Form 10-KSB for the year ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Adam Wasserman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Adam Wasserman
Adam Wasserman
Chief Financial Officer
January 15, 2003